Quarterly Holdings Report
for
Fidelity Asset Manager® 60%
June 30, 2026
SAN-NPRT3-0826
1.849912.118
Bond Funds - 31.8%
	Shares	Value ($)
Fidelity Emerging Markets Debt Local Currency Central Fund (c)	868,482	81,845,700
Fidelity Floating Rate Central Fund (c)	143,761	13,527,934
Fidelity High Income Central Fund (c)	257,237	28,242,087
Fidelity Inflation-Protected Bond Index Central Fund (c)	1,211,293	109,670,441
Fidelity International Credit Central Fund (c)	143,305	12,109,305
Fidelity Investment Grade Bond Central Fund (c)	15,799,888	1,553,129,011
TOTAL BOND FUNDS (Cost $1,856,241,285)		1,798,524,478

Domestic Equity Funds - 40.8%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	2,048,775	127,249,415
Fidelity Commodity Strategy Central Fund (c)	696,275	74,940,080
Fidelity Enhanced Large Cap Value ETF (b)	799,580	32,055,162
Fidelity Enhanced Mid Cap Core ETF (b)	1,304,289	52,928,048
Fidelity Enhanced Small Cap Core ETF (b)	3,261,576	157,501,505
Fidelity Fundamental Small-Mid Cap ETF (b)	1,707,036	65,225,845
Fidelity Hedged Equity ETF (b)	1,722,958	56,737,007
Fidelity Managed Futures ETF (b)	445,932	25,662,361
Fidelity Real Estate Equity Central Fund (c)	74,892	11,854,719
Fidelity U.S. Equity Central Fund (c)	10,027,372	1,696,330,455
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,088,617,025)		2,300,484,597

International Equity Funds - 26.4%
	Shares	Value ($)
Fidelity Emerging Markets Equity Central Fund (c)	1,358,617	499,332,671
Fidelity International Equity Central Fund (c)	7,377,764	963,831,031
iShares MSCI Canada ETF	474,157	27,330,409
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $907,619,797)		1,490,494,111

U.S. Treasury Obligations - 0.1%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/2/2026 (e)	3.63 to 3.65	1,920,000	1,919,808
US Treasury Bills 0% 7/23/2026 (e)	3.63	230,000	229,496
US Treasury Bills 0% 7/30/2026 (e)	3.62	2,830,000	2,821,805
US Treasury Bills 0% 7/9/2026 (e)	3.63	280,000	279,774
US Treasury Bills 0% 8/20/2026 (e)	3.60	310,000	308,417
US Treasury Bills 0% 8/6/2026 (e)	3.63	640,000	637,686
US Treasury Bills 0% 9/10/2026 (e)	3.64 to 3.66	310,000	307,771
US Treasury Bills 0% 9/17/2026 (e)	3.66	60,000	59,526
US Treasury Bills 0% 9/24/2026 (e)	3.72	630,000	624,561
US Treasury Bills 0% 9/3/2026 (e)	3.66	280,000	278,181
TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,467,088)			7,467,025

Money Market Funds - 1.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f) (Cost $58,780,572)	3.69	58,768,818	58,780,572

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $3,918,725,767)	5,655,750,783
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(3,779,557)
NET ASSETS - 100.0%	5,651,971,226

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT 10Y US Treasury Notes Contracts (United States)	746	9/2026	81,873,500	421,425
CBOT US Treasury Ultra Bond Contracts (United States)	344	9/2026	39,753,500	985,257
TOTAL LONG				1,406,682
SHORT
CME E-Mini S&P 500 Index Contracts (United States)	(212)	9/2026	(80,011,450)	(226,278)
ICE MSCI EAFE Index Contracts (United States)	(310)	9/2026	(48,752,150)	107,405
ICE MSCI Emerging Markets Index Contracts (United States)	(205)	9/2026	(18,012,325)	(17,455)
TOTAL SHORT				(136,328)
TOTAL FUTURES CONTRACTS				1,270,354

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,467,025.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	84,418,034	145,773,210	171,411,878	1,396,766	1,206	-	58,780,572	58,768,818	0.1%
Fidelity Commodity Strategy Central Fund	35,075,284	37,034,830	2,425,872	515,961	13,588	5,242,250	74,940,080	696,275	11.0%
Fidelity Emerging Markets Debt Local Currency Central Fund	56,984,439	28,756,277	3,505,911	3,919,446	(327,067)	(62,038)	81,845,700	868,482	12.5%
Fidelity Emerging Markets Equity Central Fund	397,366,032	50,104,779	81,157,418	6,952,389	11,421,464	121,597,814	499,332,671	1,358,617	13.7%
Fidelity Floating Rate Central Fund	32,089,494	3,506,778	21,625,351	1,136,862	(882,532)	439,545	13,527,934	143,761	0.7%
Fidelity High Income Central Fund	79,681,093	8,398,341	59,642,051	2,772,107	2,862,902	(3,058,198)	28,242,087	257,237	2.1%
Fidelity Inflation-Protected Bond Index Central Fund	89,754,365	25,861,823	4,356,357	3,144,190	(6,540)	(1,582,850)	109,670,441	1,211,293	12.5%
Fidelity International Credit Central Fund	10,929,085	1,656,695	571,157	364,225	(28,748)	123,430	12,109,305	143,305	11.7%
Fidelity International Equity Central Fund	857,197,009	156,222,903	93,305,769	66,918,429	172,935	43,543,953	963,831,031	7,377,764	13.7%
Fidelity Investment Grade Bond Central Fund	1,241,673,245	423,161,556	90,950,146	46,046,911	(194,903)	(20,560,741)	1,553,129,011	15,799,888	3.5%
Fidelity Real Estate Equity Central Fund	9,431,328	1,256,220	468,729	191,653	1,363	1,634,537	11,854,719	74,892	1.1%
Fidelity Securities Lending Cash Central Fund	-	28,801,575	28,801,575	1,624	-	-	-	-	0.0%
Fidelity U.S. Equity Central Fund	1,375,966,098	349,690,879	178,510,221	155,612,268	3,026,030	146,157,669	1,696,330,455	10,027,372	7.1%
Total	4,270,565,506	1,260,225,866	736,732,435	288,972,831	16,059,698	293,475,371	5,103,594,006

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	104,997,756	8,331,437	3,897,246	39,134	393,796	17,423,672	127,249,415	2,048,775
Fidelity Enhanced Large Cap Value ETF	25,926,737	991,850	-	349,379	-	5,136,575	32,055,162	799,580
Fidelity Enhanced Mid Cap ETF	41,649,861	5,761,065	-	387,097	-	5,517,122	52,928,048	1,304,289
Fidelity Enhanced Small Cap ETF	127,386,228	-	9,680,382	981,573	2,348,823	37,446,836	157,501,505	3,261,576
Fidelity Fundamental Small-Mid Cap ETF	50,140,192	-	337,292	203,898	76,473	15,346,472	65,225,845	1,707,036
Fidelity Hedged Equity ETF	48,227,672	13,445,447	8,318,814	270,732	(426,736)	3,809,438	56,737,007	1,722,958
Fidelity Managed Futures ETF	11,495,221	12,212,245	-	498,106	-	1,954,895	25,662,361	445,932
	409,823,667	40,742,044	22,233,734	2,729,919	2,392,356	86,635,010	517,359,343

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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